UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 6, 2021

FREYR Battery

(Exact name of registrant as specified in its charter)

Luxembourg	001-40581	Not Applicable
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

412F, route d’Esch, L-2086 Luxembourg

Grand Duchy of Luxembourg

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: 00 352 46 61 11 3721

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Ordinary Shares, no par value	FREY	The New York Stock Exchange

Warrants, each whole warrant exercisable for one Ordinary Share for $11.50 per share	FREY WS	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 9, 2021 (the “Closing Date”), FREYR AS, a private limited liability company organized under the laws of Norway (“FREYR Legacy”), consummated a previously announced merger pursuant to that certain Business Combination Agreement, dated January 29, 2021 (the “Business Combination Agreement”), by and among Alussa Energy Acquisition Corp., a Cayman Islands exempted company (“Alussa”), Alussa Energy Sponsor LLC (“Sponsor”), FREYR Battery, a corporation in the form of a public limited liability company (société anonyme) incorporated under the laws of Luxembourg (“Pubco”), FREYR Legacy, ATS AS (“Shareholder Representative”), Norway Sub 1 AS, a private limited liability company organized under the laws of Norway (“Norway Merger Sub 1”), Norway Sub 2 AS, a private limited liability company organized under the laws of Norway (“Norway Merger Sub 2”), Adama Charlie Sub, a Cayman Islands exempted company (“Cayman Merger Sub”) and the shareholders of FREYR Legacy named therein (the “Major Shareholders”).

Pursuant to the Business Combination Agreement, (a) FREYR Legacy’s wind farm business (the “FREYR Wind Business”) was transferred to Sjonfjellet Vindpark Holding AS (“SVPH”), a private limited liability company incorporated by way of a Norwegian demerger (the “Norway Demerger”), resulting in such business becoming held by FREYR Legacy’s shareholders through SVPH, (b) Alussa merged with and into Cayman Merger Sub, with Alussa continuing as the surviving entity and a wholly owned subsidiary of Pubco (the “Cayman Merger” and the “First Closing”), (c) following the First Closing, Alussa distributed all of its interests in Norway Merger Sub 1 to Pubco, (d)  FREYR Legacy merged with and into Norway Merger Sub 2, with Norway Merger Sub 2 continuing as the surviving entity (the “Norway Merger”), (e)  Pubco acquired all preferred shares of Norway Merger Sub 1 (which were issued in exchange for the FREYR Legacy convertible preferred shares as a part of the Norway Merger) from certain former holders of FREYR Legacy preferred shares in exchange for a number of newly issued shares of Pubco and (f)  Norway Merger Sub 1 merged with and into Pubco, with Pubco continuing as the surviving entity (the “Cross-Border Merger”) (the events in (d), (e) and (f), the “Second Closing”) (the transactions contemplated by the Business Combination Agreement collectively, the “Business Combination”).

Director Appointments

In accordance with the terms of the Business Combination Agreement, Maurice Dijols resigned in his capacity as sole director of Pubco effective as of the First Closing, and Pubco’s sole shareholder elected the following persons as directors of Pubco effective as of the First Closing: Daniel Luis Barcelo, German Horacio Curá and Monica Tiúba Nogueira, and the following additional persons effective as of the Second Closing: Torstein Dale Sjøtveit, Balazs Peter Matrai, Olaug Svarva, Jeremy Todd Bezdek and Mimi Kristine Berdal.

Following the Second Closing, the board of directors of Pubco consisted of the following persons:

Name	Age	Title
Torstein Dale Sjøtveit	66	Founder and Executive Chairman of the Board of Directors
Peter Matrai	48	Co-Founder and Director
Olaug Svarva	63	Director
Daniel Barcelo	51	Director
German Curá	58	Director
Monica Tiúba	42	Director
Jeremy Bezdek	47	Director
Mimi Berdal	62	Director

Furthermore, following the Second Closing, the board of directors of Pubco established three standing committees: an audit and risk committee, a compensation committee and a nomination and corporate governance committee. The members of Pubco’s audit and risk committee are Monica Tiúba, Daniel Barcelo and Olaug Svarva, and Monica Tiúba serves as the chairman of the audit and risk committee. The members of Pubco’s compensation committee are Jeremy Bezdek and Mimi Berdal, and Jeremy Bezdek serves as the chairman of the compensation committee. The members of Pubco’s nomination and corporate governance committee are German Curá and Olaug Svarva, and German Curá serves as chairman of the nomination and corporate governance committee.

Reference is made to the disclosure described in the definitive proxy statement/prospectus (the “Proxy Statement/Prospectus”) included in the Registration Statement on Form S-4 (File No. 333-254743), filed with the Securities and Exchange Commission (the “SEC”) on June 9, 2021 in the section titled “Management of Pubco Following the Business Combination” beginning on page 223 of the Proxy Statement/Prospectus, which is incorporated herein by reference.

Director and Executive Officer Compensation

Prior to the First Closing, the sole shareholder of Pubco approved the compensation to the directors and officers of Pubco as well as to the members of the committees of the board of directors of Pubco as described below. Such compensation is to be paid per annum on a 12-month basis.

•	US$ 100,000 per annum to each director of the Company;

•	US$ 35,000 per annum to the chairperson of the audit and risk committee and US$ 20,000 per annum to each other member of the audit and risk committee;

•	US$ 25,000 per annum to the chairperson of the compensation committee and US$ 10,000 per annum to each other member of the compensation committee; and

•	US$ 25,000 per annum to the chairperson of the nomination and corporate governance committee and US$ 10,000 per annum to each other member of the nomination and corporate governance committee.

The description of the compensation of the directors and executive officers of Alussa and FREYR Legacy before the consummation of the Transactions and of the compensation of directors and executive officers of Pubco following the consummation of the Transactions is set forth in the Proxy Statement/Prospectus in the section titled “Executive Compensation” beginning on page 230 of the Proxy Statement/Prospectus and is incorporated herein by reference.

At the Alussa extraordinary general meeting of shareholders (the “Alussa Special Meeting”), Alussa shareholders approved the 2021 Equity Incentive Plan (the “2021 Plan”). The 2021 Plan was also approved by the sole director of Pubco prior to the First Closing. The summary of the 2021 Plan set forth in the Proxy Statement/Prospectus in the section titled “Executive Compensation” in the subsection titled “Narrative Disclosure to Named Executive Officers Summary Compensation Table—Pubco’s 2021 Plan” is incorporated herein by reference.

Item 5.05. Amendments to the Registrant’s Code of Ethics, or Waiver of a Provision of the Code of Ethics.

In connection with the Transactions, on July 6, 2021 the Board approved and adopted a new Code of Business Conduct and Ethics applicable to all officers, directors, employees, hired-employees and consultants of employees in training with Pubco. A copy of the Code of Business Conduct and Ethics can be found on FREYR Battery’s website at https://ir.freyrbattery.com/governance/governance-documents/default.aspx. Pubco intends to disclose future amendments to such code, or any waivers of its requirements, applicable to any principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions or its directors on its website identified above or in a current report on Form 8-K. Information contained on the website is not incorporated by reference herein and should not be considered to be part of this Current Report on Form 8-K. The inclusion of Pubco’s website address in this Current Report on Form 8-K is an inactive textual reference only.

Item 7.01. Regulation FD Disclosure.

FREYR Battery announces material information to the public through a variety of means, including filings with the Securities and Exchange Commission, press releases, public conference calls, FREYR Battery’s website (www.freyrbattery.com), its investor relations website (ir.freyrbattery.com/overview/), and its news site (ir.freyrbattery.com/ir-news). FREYR Battery uses these channels, as well as social media, including its Twitter account (@FREYRBattery), LinkedIn account (www.linkedin.com/company/freyrbattery), and Youtube page (https://www.youtube.com/channel/UCo0NLMtaYsf2HfnDe6XtFLw), to communicate with investors and the public news and developments about FREYR Battery and other matters. Therefore, FREYR Battery encourages investors, the media, and others interested in FREYR Battery to review the information it makes public in these locations, as such information could be deemed to be material information.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FREYR BATTERY

	By:	/s/ Steffen Føreid
		Name:	Steffen Føreid
		Title:	Chief Financial Officer

Dated: July 12, 2021

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